SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                              OF THE LISTED FUNDS:

                                -----------------

                             DWS Capital Growth Fund
                            DWS Global Thematic Fund
                                  DWS GNMA Fund
                            DWS Growth & Income Fund
                         DWS Managed Municipal Bond Fund
                             DWS Small Cap Core Fund


Effective November 1, 2006, the investment objective of each fund is revised to eliminate the risk-managed portion of the objective and the objective is replaced with the following:

DWS Capital Growth Fund:
The fund seeks to provide long-term capital growth.

DWS Global Thematic Fund:
The fund seeks long-term growth of capital.

DWS GNMA Fund:
The fund seeks to produce a high level of income.

DWS Growth & Income Fund:
The fund seeks long-term growth of capital, current income and growth of income.

DWS Managed Municipal Bond Fund:
The fund seeks to provide income exempt from regular federal income tax.

DWS Small Cap Core Fund:
The fund seeks to provide long-term capital growth.


                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group


August 14, 2006
DMF-3605

Effective November 1, 2006, each fund has eliminated the disclosure regarding its "downside risk" strategy in "The Fund's Main Investment Strategy" section of each fund's prospectuses:

Effective November 1, 2006, the following information further revises the disclosure in "The Fund's Main Investment Strategy" section of the below funds' prospectuses:

DWS Capital Growth Fund, DWS Global Thematic Fund, DWS Small Cap Core Fund Each fund has eliminated its respective non-fundamental policy that restricts investment in securities issued by tobacco-producing companies.










               Please Retain This Supplement for Future Reference




August 14, 2006
DMF-3605